UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2024

BLUM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56626	93-3735199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 3, 2024, Blum Holdings, Inc. (the "Company") filed a Current Report on Form 8-K disclosing that, on May 1, 2024, the Company, through its wholly-owned subsidiary Blum Management Holdings, Inc. (“Blum Management”), executed a management services agreement with Safe Accessible Solutions, Inc. (the "Management Services Agreement"). On May 7, 2024, the Company filed a Current Report on Form 8-K disclosing that, on May 1, 2024, Blum Management executed an advisory and consulting engagement letter (the "Advisory and Consulting Agreement") with Coastal Pine Holdings, Inc. ("Coastal"). Pursuant to the agreements executed on May 1, 2024, as reported on the respective Form 8-K (the “Initial Filings”), the Company will include the financial results of Safe Accessible Solutions, Inc. and Coastal Pine Holdings, Inc. (together, "Coastal Pines Group") in its consolidated financial statements.

This Amendment No. 1 on Form 8-K/A amends the Initial Filings to include the required historical financial statements of Coastal Pines Group and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Filings.

The pro forma financial information included as Exhibit 99.2 to this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that the Company and Coastal Pines Group would have achieved had the entities been combined at and during the period presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the transactions.

Except as described above, all other information in the Initial Filings remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2023; and
•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2023.

(d) Exhibits.

Exhibit	Description
23.1	Consent of MATSUURA – Coastal Pines Group.
99.1	Audited Financial Statements of Coastal Pines Group as of and for the years ended December 31, 2023 and 2022.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Blum Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUM HOLDINGS, INC.

Date: July 17, 2024	By:	/s/ Sabas Carrillo
Sabas Carrillo
Chief Executive Officer

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